UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2014

FTD Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35901	32-0255852
(State or Other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3113 Woodcreek Drive

Downers Grove, Illinois 60515

(Address of Principal Executive Offices) (ZIP Code)

Telephone: (630) 719-7800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On December 11, 2014, FTD Companies, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”).  At the Special Meeting, the Company’s stockholders approved the issuance (the “stock issuance”) of 10,203,010 shares of Company common stock to a wholly owned subsidiary of Liberty Interactive Corporation (“LIC”), pursuant to the Stock Purchase Agreement, dated July 30, 2014, by and among the Company, LIC and Provide Commerce, Inc., an indirect wholly owned subsidiary of LIC (“Provide Commerce”), pursuant to which FTD (through a wholly owned subsidiary) proposes to acquire from a wholly owned subsidiary of LIC all of the issued and outstanding shares of common stock of Provide Commerce.

The matters voted upon at the Special Meeting were as follows:

•                  A proposal to approve the stock issuance (the “Stock Issuance Proposal”); and

•                  A proposal to adjourn the Special Meeting, if necessary or appropriate, for the solicitation of additional proxies in the event that there are not sufficient votes at the Special Meeting to constitute a quorum to approve the stock issuance (the “Adjournment Proposal”).

Both proposals are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 3, 2014.

For each of the foregoing proposals, a quorum was present for the purpose of the vote.  The Company’s stockholders approved the Stock Issuance Proposal.  The following is a summary of the voting results for the Stock Issuance Proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,891,492	35,363	14,778	—

As there were sufficient votes to approve the Stock Issuance Proposal, adjournment of the Special Meeting to solicit additional proxies was unnecessary, and the Adjournment Proposal was not submitted to the Company’s stockholders for approval at the Special Meeting.

On December 11, 2014, FTD issued a press release announcing the result of the vote of FTD stockholders at the Special Meeting. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 11, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTD COMPANIES, INC.

Dated:	December 11, 2014	By:	/s/ Becky A. Sheehan
			Name:	Becky A. Sheehan
			Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated December 11, 2014